UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

Coya Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41583	85-4017781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 San Felipe St., Suite 500
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 587-8170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 21, 2024, Coya Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Purchasers”) for the issuance and sale in a private placement (the “Private Placement”) of 1,379,314 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at a purchase price of $7.25 per Share (the “Offering”). The Offering is expected to result in gross proceeds to the Company of approximately $10.0 million, before deducting placement agent commissions and other offering expenses. The closing of the Offering is expected to occur on or about October 23, 2024, subject to the satisfaction of customary closing conditions.

Pursuant to the Securities Purchase Agreement, the Company also agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the securities to be issued in the Offering no later than 30 days after the date of the Securities Purchase Agreement, and to have the registration statement declared effective as promptly as possible but in any event no later than 45 days after the date of the Securities Purchase Agreement, subject to extension under the terms of the Securities Purchase Agreement.

The Company intends to use the net proceeds for general corporate purposes, including general and administrative expenses, working capital and to support preclinical, clinical and regulatory activities related to the Company’s existing and future product candidate pipeline.

BTIG, LLC has acted as the lead placement agent and Allele Capital Partners, LLC, through its executing broker-dealer, Wilmington Capital Securities, LLC, and Chardan Capital Markets LLC (collectively, the “Placement Agents”) have acted as co-placement agents. Pursuant to engagement letters with the Placement Agents, upon the closing of the Offering, the Company will pay to the Placement Agents an aggregate cash fee equal to 7.0% of the gross proceeds from the sale of securities in the Offering.

The Shares to be issued to the Purchasers under the Securities Purchase Agreement will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D, which is promulgated under the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Purchasers.

The sale of the Shares pursuant to the Securities Purchase Agreement will not be registered under the Securities Act or any state securities laws. The Shares may not be offered or sold in the United States absent an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the securities described herein.

The above description of the material terms of the Offering is qualified in its entirety by reference to the form of Securities Purchase Agreement as attached hereto as Exhibit 10.1.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of Form 8-K.

Item 7.01	Regulation FD Disclosure.

On October 22, 2024, the Company issued a press release announcing its entry into the Securities Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Items.

As of September 30, 2024, the Company had cash and cash equivalents (unaudited) of approximately $31.0 million. This estimate was prepared by the Company based upon internal reporting, is preliminary and unaudited, and may be revised as a result of management’s further review of results as of September 30, 2024.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “may,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” “will,” or similar words and expressions of the future. These forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct or that those goals will be achieved, and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks associated with the Company’s current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of the Company’s ongoing and planned clinical trials and related data, the timing of announcements, updates and results of the Company’s clinical trials and related data, the Company’s ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of the Company’s product candidates, competitive position, industry environment, potential market opportunities, and market conditions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the Company’s Form 10-K for the year ended December 31, 2023 and Forms 10-Q for the quarters ended March 31, 2024 and June 30, 2024.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this release. We have no obligation, and expressly disclaim any obligation, to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, by and among the Company and the Purchasers.

99.1	Press Release, dated October 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Date: October 22, 2024	By:	/s/ Howard Berman
Howard Berman
Chief Executive Officer